UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2014

EnzymeBioSystems

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53854

Nevada	27-0464302
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

16773 W Park Drive, Chagrin Falls, Ohio	44023
(Address of principal executive offices)	(Zip Code)

(440) 708-0012

(Registrant’s telephone number, including area code)

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 2, 2014, the Board of Directors of EnzymeBioSystems (the “Company” or the “Registrant”) unanimously appointed Mr. Gary Rojewski as Chief Executive Officers of the Company. Mr. Rojewski accepted the position. He will hold this position until his successor shall be appointed and qualify or until the earlier of his death, resignation or removal in the manner provided for in the By-laws of the Corporation. The position was previously held by Ashot Martirosyan, who accepted the position as Chief Scientific Officer.

The following table sets forth certain information regarding our current director and executive officer. Set forth below are the names, ages and present principal occupations or employment, and material occupations, positions, offices or employments for the past five years of our current director and executive officer.

Name	Age	Position & Offices Held

Gary Rojewski	60	Chief Executive Officer

Anushavan Yeranosyan	52	Secretary, Treasurer and Director

Ashot Martirosyan	61	Chief Scientific Officer and Director

All directors hold office until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified. Directors currently receive no fees for services provided in that capacity.

Set forth below is a description of the background and business experience of our officers/directors.

Gary Rojewski, Chief Executive Officer

2014 - Present Chief Executive Officer of EnzymeBioSystems

2013 – 2014 Account Executive Managed Markets Actavis, Inc., Parsippany, NJ

2009 – 2013 Account Executive Managed Markets Warner Chilcott Pharmaceuticals, Rockaway, NJ

1984 – 2009 Sales Representative, District Manager, Account Executive Procter & Gamble Pharmaceuticals, Cincinnati, OH

1976 – 1984 Sales Representative at W. Berman Company, Ohio

1975 – 1976 Admissions Recruiter at Davis Junior College/I.T.T. Technical College.

Education

1971 – 1975

University of Findlay

Findlay, OH

B.A. Communications

Anushavan Yeranosyan, Secretary, Treasurer and Director

2009 – Present Secretary, Treasurer and Director of EnzymeBioSystems

1996 – 2009 Cutting Systems, Inc., Cleveland, Ohio; 2002-2009, Director of Engineering;

1998-2002, Production Manager; 1996-1998, Engineer

2006 - Present A & A Medical Supply, Chagrin Falls, Ohio, a distributor of health care supplies,

Financial advisor

1992 – 1996 Armenian Services LLC

Yerevan, Armenia

Founder/Owner

1988 – 1992 Laser Institute, Yerevan, Armenia, 1990-1992, Project Manager;

1988-1990, Engineer.

1984 – 1988 Aviocomplex, Yerevan, Armenia, Engineer

Education:

1987 – 1988 Moscow

Moscow Humanitarian University

Master’s Degree - International Relations

1979 – 1984 State Engineering University of Armenia (Polytechnic)

Master’s Degree

Electronics

Ashot Martirosyan, Chief Scientific Officer and Director

Mr. Martirosyan was the head of the "Anti-Biotics and Enzyme Inhibitors Laboratory" of "Institute of Organic Chemistry" in Yerevan, Armenia until November 2008. He moved to USA November 2008 and started preparing his research results and scientific materials for publications.

Mar. 2009 –Present, President and Director of EnzymeBioSystems.

1992 - 2008 Institute of Fine Organic Chemistry,

National Academy of Sciences, Republic of Armenia

Head of Antibiotics Laboratory

1984 – 1992 Institute of Fine Organic Chemistry,

National Academy of Sciences, Republic of Armenia

Senior Researcher

1976 – 1984 Institute of Fine Organic Chemistry,

National Academy of Sciences, Republic of Armenia

Antibiotics Laboratory Researcher

1974 – 1976 Optical-Mechanical Corporation – "Astro"

Head of Chemical Laboratory

Republic of Armenia

Education:

1980 – 1984 Yerevan State University

Ph.D. degree, Candidate of Chemical Sciences: Organic Chemistry

1969 – 1974 Moscow Chemical and Technological Institute of D.I. Mendeleev

Department of Organic Chemistry, Chemical Technology

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past ten years and which is material to an evaluation of the ability or the integrity of our director or executive officer:

  any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

  being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

  was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

  was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.      was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

    Any Federal or State securities or commodities law or regulation; or
    Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or
    Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EnzymeBioSystems Registrant

Date: June 5, 2014	/s/ Anushavan Yeranosyan
Name: Anushavan Yeranosyan Title: Secretary and Director